The Simms Funds
                                U.S. Equity Fund
                            International Equity Fund

   Supplement dated August 26, 2002 to the prospectus dated October 26, 2001.

      This supplement contains important information and should be read in conjunction with the prospectus of The Simms Funds. The following modifies the section entitled "Management of the Funds -- Portfolio Managers" at page 11 of the prospectus.

Portfolio Managers

      As of July 31, 2002, Anthony Regan began service as a Portfolio Manager of the Funds. Mr. Regan, a Principal, Global Strategist and Portfolio Manager of Simms Capital Management, Inc. joined the firm in January 2002, prior to which he was a private investor and had served as a Senior Managing Director and Chief of International Equity Investments for Putnam Investments from 1986 to 2000. Mr. Regan has over 40 years experience an an investment professional. Also as of July 31, 2002, Herve van Caloen no longer serves as a Portfolio Manager of the Funds.

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      Please insert this supplement in the front of your prospectus. For more information, please call The Simms Funds toll-free at 1-877-438-7467.